UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2013

TG Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32639 (Commission File Number)	36-3898269 (IRS Employer Identification No.)

787 Seventh Ave, 48th Floor

New York, New York 10019

(Address of Principal Executive Offices)

(212) 554-4484

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          On November 14, 2013, the Board of Directors (the “Board”) of TG Therapeutics, Inc. (“TG”) approved an amendment (the “Amendment”) to the Restricted Stock Subscription Agreement of Sean Power, TG’s Chief Financial Officer, dated as of November 15, 2011 (the “Restricted Stock Agreement”).

Pursuant to the Amendment, the repurchase option lapse schedule on page 2 of the Restricted Stock Agreement was amended by deleting “November 15, 2013” and inserting the phrase “January 1, 2015.”

Except as modified by the Amendment and described above, the material terms of the Restricted Stock Agreement remain unchanged. The Restricted Stock Agreement was filed as Exhibit 10.33 to TG’s Form 10-K for the fiscal year ended December 31, 2011, and is incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits.

(d)	Exhibits.

10.1	Amendment to Restricted Stock Subscription Agreement, dated November 14, 2013, by and between TG Therapeutics, Inc. and Sean A. Power.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Therapeutics, Inc.
(Registrant)

Date: November 15, 2013

	By:	/s/ Sean A. Power
Sean A. Power
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit

Number	Description

10.1	Amendment to Restricted Stock Agreement, dated November 14, 2013, by and between TG Therapeutics, Inc. and Sean A. Power.